                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Caliper Technologies Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                                           33-0675808
----------------------------------------                     -------------------
(State of incorporation or organization)                      (I.R.S. Employer
                                                             Identification No.)

605 Fairchild Drive, Mountain View, CA                           94043-2234
----------------------------------------                     -------------------
(Address of principal executive offices)                         (Zip Code)

If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act    securities pursuant to Section 12(g) of the Exchange Act
and is effective pursuant to General Instruction A.(c),     and is effective pursuant to General Instruction A.(d),
please check the following box. [ ]                         please check the following box. |X|

Securities Act Registration Statement and Number to which the form relates:
333-88827

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class to                         Name of Each Exchange on Which
      be so Registered                            Each Class is to be Registered

           None
   -----------------------                        ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
--------------------------------------------------------------------------------
                                (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 59 of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-88827 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on October 12, 1999, as amended by Amendment No. 1 thereto filed November 17, 1999, and is incorporated herein by reference.

ITEM 2. EXHIBITS.

   Exhibit
   Number      Description
   -------     -----------
    3.1        Amended and Restated Certificate of Incorporation of Caliper,
               filed May 19, 1998. (1)

    3.2        Amendment to Certificate of Incorporation (1)

    3.3 Form of Certificate of Incorporation of Caliper to be filed immediately following the closing of the offering. (1)

    3.4        Bylaws of Caliper. (1)

    4.2        Specimen Stock Certificate. (1)

-----------------

(1) Filed as the like-numbered exhibit to the Registration Statement and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Caliper Technologies Corp.
                                       (Registrant)




Date:  November 19, 1999               By: /s/ DANIEL L. KISNER
                                           -------------------------------------
                                           Daniel L. Kisner
                                           President and Chief Executive Officer


                                       3